U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 10, 2006

                           NEOMEDIA TECHNOLOGIES, INC.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                    0-21743                   36-3680347
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(State or Other Jurisdiction         (Commission               (IRS Employer
        Incorporation)               File Number)            Identification No.)

  2201 Second Street, Suite 600, Fort
            Myers, Florida                                              33901
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(Address of Principal Executive Offices)                              (Zip Code)

                                (239) - 337-3434
                          ----------------------------
                             (Registrant's Telephone
                          Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Acquisition of 12Snap AG

      On February 10, 2006, NeoMedia Technologies, Inc. ("NeoMedia) and 12Snap AG ("12Snap") signed a definitive sale and purchase agreement (the "Agreement") under which NeoMedia acquired all of the outstanding shares of 12Snap in exchange for $2,500,000 cash and $19,500,000 in shares of NeoMedia common stock. The $19,500,000 cash portion of the purchase price is represented by 49,294,581 shares of NeoMedia common stock, calculated by dividing $19,500,000 by the volume-weighted average closing price of NeoMedia common stock for the ten day up to and including February 9, 2006.

      Closing is scheduled to occur on February 22, 2006, or at another date as agreed by NeoMedia and 12Snap. Cash and shares certificates will be exchanged, and the merger will become effective, at the closing.

      12snap AG is a non-public incorporated company headquartered in Munich with branches in Dusseldorf, New York, London, Milan, Stockholm and Vienna. As an expert in innovative marketing and entertainment for mobile phones, 12snap combines know-how in mobile applications, mobile loyalty and mobile marketing. In the mobile marketing space, 12snap creates and implements national and pan-European mobile marketing campaigns for international brands; its mobile loyalty business unit offers customer loyalty programs for companies and brands, and its mobile applications business unit is the center for development and software. 12snap sells and licenses a wide spectrum of mobile solutions to satisfy the demands of the current growing market and the new uses of the third mobile phone generation from dynamic video services and multiplayer games to personalized messaging applications. 12snap has 75 employees, and services to companies including McDonald's, MTV(R), Coca-Cola, Ferrero, Wella, adidas, Unilever and Gillette(R).

      The Agreement is attached hereto as exhibit 16.1. On February 14, 2006, NeoMedia issued a press release with respect to the Agreement, attached hereto as Exhibit 16.2.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NeoMedia Technologies, Inc.
                                        (Registrant)


Date: February 13, 2006                 By: /s/ Charles T. Jensen
      -----------------                     ------------------------------------
                                        Charles T. Jensen, President,
                                        Chief Executive Officer and Director


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

                                  EXHIBIT INDEX

   Exhibit No.    Description
   -----------    -----------
      16.1        Definitive Sale and Purchase Agreement between NeoMedia and
                  12Snap
      16.2        Press release dated February 14, 2006


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